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                                                                   EXHIBIT 23.03

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 16, 2000, except as to Note 8 which is as of July 6, 2000 relating to the financial statements of DVDO, Inc., which appears in the Form 8-K (No. 000-26887) of Silicon Image, Inc.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
San Jose, California
August 28, 2000